Exhibit 99.2

Exhibit 5

U.S. Trustee Basic Monthly Operating Report

Case Name:	SIGNATURE SPECIAL EVENT SERVICES, INC.	Date Filed:	08/20/2009

Case Number:	09-15686	SIC Code:	339900

Month (or portion) covered by this report: July 2009

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THIS U.S. TRUSTEE BASIC MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ON BEHALF OF THE CHAPTER 11 DEBTOR AND, TO THE BEST OF MY KNOWLEDGE, THIS REPORT AND RELATED DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

/s/ Sherri Voelkel	August 20, 2009
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	DATE REPORT SIGNED

Sherri Voelkel, Treasurer
PRINTED NAME OF RESPONSIBLE PARTY AND POSITION WITH DEBTOR

The debtor is required to provide financial reports prepared by or for the debtor in addition to the information required by this form. The U.S. Trustee may permit the debtor to eliminate duplicative information. No such permission is valid unless in writing.

QUESTIONNAIRE:		YES	NO	N/A

1.	IS THE BUSINESS STILL OPERATING?	☒	☐	☐

2.	DID YOU SELL ANY ASSETS OTHER THAN INVENTORY THIS MONTH?	☐	☒	☐

3.	HAVE YOU PAID ANY BILLS YOU OWED BEFORE YOU FILED BANKRUPTCY?	☒	☐

4.	DID YOU PAY ANYTHING TO YOUR ATTORNEY OR OTHER PROFESSIONALS THIS MONTH?	☐	☒

5.	DID YOU PAY ALL YOUR BILLS ON TIME THIS MONTH?	☒	☐

6.	DID YOU PAY YOUR EMPLOYEES ON TIME?	☒	☐	☐

7.	HAVE YOU FILED ALL OF YOUR RETURNS AND PAID ALL OF YOUR TAXES THIS MONTH?	☒	☐

8.	DID YOU PAY ALL OF YOUR INSURANCE PREMIUMS THIS MONTH?	☒	☐	☐

9.	DID ANY INSURANCE COMPANY CANCEL YOUR POLICY THIS MONTH?	☐	☒	☐

10.	HAVE YOU BORROWED MONEY FROM ANYONE THIS MONTH?	☒	☐	☐

11.	DO YOU HAVE ANY BANK ACCOUNTS OPEN OTHER THAN THE DIP ACCOUNT?	☐	☒	☐

12.	DID YOU HAVE ANY UNUSUAL OR SIGNIFICANT UNANTICIPATED EXPENSES THIS MONTH?	☐	☒	☐

Exhibit 5

09-15686

		YES	NO	N/A

13.	DID YOU DEPOSIT ALL MONEY FOR YOUR BUSINESS INTO THE DIP ACCOUNT THIS MONTH?	☒	☐	☐

14.	DID THE BUSINESS SELL ANY GOODS OR PROVIDE SERVICES TO ANY BUSINESS RELATED TO THE DIP IN ANY WAY?	☐	☒	☐

15.	DO YOU PLAN TO CONTINUE TO OPERATE THE BUSINESS NEXT MONTH?	☒	☐	☐

16.	ARE YOU CURRENT ON YOUR QUARTERLY FEE PAYMENT TO THE UST?	☒	☐	☐

TAXES

DO YOU HAVE ANY PAST DUE TAX RETURNS OR PAST DUE POST-PETITION TAX OBLIGATIONS?	☐	☒	☐

IF YES, PLEASE PROVIDE A WRITTEN EXPLANATION INCLUDING WHEN SUCH RETURNS WILL BE FILED, OR WHEN SUCH PAYMENTS WILL BE MADE AND THE SOURCE OF THE FUNDS FOR THE PAYMENT.

(Exhibit A)

INCOME

PLEASE SEPARATELY LIST ALL OF THE INCOME YOU RECEIVED FOR THE MONTH. THE LIST SHOULD INCLUDE ALL INCOME FROM CASH AND CREDIT TRANSACTIONS. [If you use an automated accounting system, please attach a copy of the Income Statement and Balance Sheet.]

TOTAL INCOME		$202,193.39

(Exhibit B)

EXPENSES

PLEASE SEPARATELY LIST ALL EXPENSES PAID BY CASH OR BY CHECK FROM YOUR BANK ACCOUNTS PAID THIS MONTH. INCLUDE THE DATE PAID, WHO WAS PAID THE MONEY, THE PURPOSE AND THE AMOUNT. [If you use an automated accounting system, please attach a copy of the Disbursements Journal, otherwise attach a copy of the check register.]

TOTAL EXPENSES		-$	204,498.59

(Exhibit C)

CASH PROFIT

INCOME FOR THE MONTH (TOTAL FROM EXHIBIT B)		$202,193.39

EXPENSES FOR THE MONTH (TOTAL FROM EXHIBIT C)		-$	204,498.59

(Subtract The Total from Exhibit C from the Total of Exhibit B)	CASH PROFIT FOR THE MONTH	-$	2,305.20

Exhibit 5

09-15686

UNPAID BILLS

PLEASE ATTACH A LIST OF ALL DEBTS (INCLUDING TAXES) WHICH YOU HAVE INCURRED SINCE THE DATE YOU FILED BANKRUPTCY BUT HAVE NOT PAID. THE LIST MUST INCLUDE THE DATE THE DEBT WAS INCURRED, WHO IS OWED THE MONEY, THE PURPOSE OF THE DEBT AND WHEN THE DEBT IS DUE.

TOTAL PAYABLES	$44,965.19

(Exhibit D)

MONEY OWED TO YOU

PLEASE ATTACH A LIST OF ALL AMOUNTS OWED TO YOU BY YOUR CUSTOMERS FOR WORK YOU HAVE DONE OR THE MERCHANDISE YOU HAVE SOLD. YOU SHOULD INCLUDE WHO OWES YOU MONEY, HOW MUCH IS OWED AND WHEN IS PAYMENT DUE.

TOTAL RECEIVABLES	$1,079,059.39

(EXHIBIT E)

BANKING INFORMATION

PLEASE ATTACH A COPY OF YOUR LATEST BANK STATEMENT FOR EVERY ACCOUNT YOU HAVE AS OF THE DATE OF THIS FINANCIAL REPORT.

EMPLOYEES

NUMBER OF EMPLOYEES WHEN THE CASE WAS FILED?	24

NUMBER OF EMPLOYEES AS OF THE DATE OF THIS MONTHLY REPORT?	3

PROFESSIONAL FEES ***

TOTAL PROFESSIONAL FEES APPROVED BY THE COURT DURING THIS REPORTING PERIOD?	$0.00

TOTAL PROFESSIONAL FEES APPROVED BY THE COURT SINCE THE FILING OF THE CASE?	$0.00

TOTAL PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR DURING THIS REPORTING PERIOD?	$0.00

TOTAL PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR SINCE THE FILING OF THE CASE?	$0.00

PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR RELATED TO BANKRUPTCY DURING THIS REPORTING PERIOD?	$0.00

PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR RELATED TO BANKRUPTCY SINCE THE FILING OF THE CASE?	$0.00

*** Fees reported in the Monthly Operating Report of TVI Corporation, Case No. 09-15677

Exhibit 5

09-15686

PROJECTIONS

COMPARE YOUR ACTUAL INCOME, EXPENSES AND THE CASH PROFIT TO THE PROJECTIONS FOR THE FIRST 180-DAYS OF YOUR CASE PROVIDED AT THE INITIAL DEBTOR INTERVIEW.

PROJECTED INCOME FOR THE MONTH:	See Exhibit F

ACTUAL INCOME FOR THE MONTH (EXHIBIT B):	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL INCOME:	$0.00

PROJECTED EXPENSES FOR THE MONTH:

TOTAL ACTUAL EXPENSES FOR THE MONTH (EXHIBIT C):	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL EXPENSES:	$0.00

PROJECTED CASH PROFIT FOR THE MONTH:

ACTUAL CASH PROFIT FOR THE MONTH (TOTAL FROM EXHIBIT B MINUS TOTAL FROM EXHIBIT C)	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL CASH PROFIT:	$0.00

[If actual cash profit was 90% or less of projected cash profit, please attach a detailed written explanation.]

Exhibit 6

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF MARYLAND

OFFICE OF UNITED STATES TRUSTEE

In re:	CHAPTER 11
Case No. 09-15686
SIGNATURE SPECIAL EVENT SERVICES, INC.
MONTHLY OPERATING REPORT
Debtor(s)	CASH DISBURSEMENTS SUMMARY REPORT

Calendar Month July 1, 2009 to July 31, 2009
(All figures refer to post-petition transactions)

Total Disbursements from Operating Account	(Note 1)	+ $	$93,950.89
Total Disbursements from Payroll Account	(Note 2)	+ $	$8,144.08
Total Disbursements from Tax Escrow Account	(Note 3)	+ $	$0.00
Total Disbursements from other Account	(Note 4)	+ $	$0.00
Grand Total Disbursements from all accounts		= $	$102,094.97

NOTE 1 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor in possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 2 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor in possession operating account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 3 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only transfers to the debtor in possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 4 - Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtors behalf (for example, disbursements made from a law firm’s escrow account as a result of a sale of property).

TVI CORPORATION, DEBTOR-IN-POSSESSION

CONSOLIDATING BALANCE SHEET

As of July 31, 2009

(Unaudited)

	Case
			09-15686	09-15758
	09-15677	09-15654	Signature	CAPA
	TVI	Safety Tech	Special Event	Manufacturing
	Corporation	International, Inc.	Services, Inc.	Corp	TOTAL
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$99,284	$—	$3,238	$—	$102,522
Accounts receivable - trade, net	1,372,509	672,090	585,093	—	2,629,692
Inventories, net	1,487,986	1,881,861	—	—	3,369,847
Income taxes receivable *	—	—	—	—	0
Equipment held for sale	—	—	2,242,000	—	2,242,000
Prepaid expenses and other current assets	690,178	186,180	68,001	—	944,359
Total current assets	3,649,958	2,740,131	2,898,332	—	9,288,421

PROPERTY, PLANT AND EQUIPMENT, NET	292,804	5,528,782	—	—	5,821,586

OTHER ASSETS
Intangible assets, net	217,296	33,527	—	—	250,823
Receivable from subsidiary	7,479,218	—	—	—	7,479,218
Other	47,971	—	—	—	47,971
Total other assets	7,744,484	33,527	—	—	7,778,011

TOTAL ASSETS	$11,687,247	$8,302,439	$2,898,332	$—	$22,888,018

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
DIP Line of credit	$9,406,421	$—	$—	$—	$9,406,421
Accounts payable	1,860,393	1,257,806	1,538,344	—	4,656,542
Accrued expenses	1,397,123	479,578	901,494	—	2,778,195
Deferred income taxes *	—	72,764	—	—	72,764
Current portion of long-term debt	17,103,292	48,280	—	—	17,151,572
Total current liabilities	29,767,228	1,858,428	2,439,838	—	34,065,494

LONG-TERM LIABILITIES
Long-term debt, net of current portion	—	249,110	—	—	249,110
Payable to parent company	—	7,061,132	418,086	—	7,479,218
Stock warrant liability	106,200	—	—	—	106,200
Deferred income taxes *	—	281,024	—	—	281,024
Total long-term liabilities	106,200	7,591,266	418,086	—	8,115,552

TOTAL LIABILITIES	29,873,428	9,449,694	2,857,924	—	42,181,046

STOCKHOLDERS’ EQUITY

Preferred stock - $1.00 par value	—	—	—	—	0
Common stock - $0.01 par value	343,674	—	—	—	343,674
Additional paid-in capital	26,960,492	—	—	—	26,960,492
Retained earnings (accumulated deficit)	(46,597,194)	—	—	—	(46,597,194)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(19,293,028)	—	—	—	(19,293,028)

TOTAL LIABILITIES AND EQUITY (DEFICIT)	$10,580,400	$9,449,694	$2,857,924	$—	$22,888,018

*    Income taxes as of June 30, 2009 are pending.

TVI CORPORATION, DEBTOR-IN-POSSESSION

CONSOLIDATING STATEMENT OF OPERATIONS

For the Month Ended July 31, 2009

(Unaudited)

	Case
			09-15686	09-15758
	09-15677	09-15654	Signature	CAPA
	TVI	Safety Tech	Special Event	Manufacturing
	Corporation	International, Inc.	Services, Inc.	Corp	TOTAL

NET REVENUE	$401,810	$924,921	$153,852	$—	$1,480,583

COST OF REVENUE	329,497	1,011,506	40,322	—	1,381,326

GROSS PROFIT	72,312	(86,585)	113,530	—	99,257

OPERATING EXPENSES
Selling, general and administrative expenses	407,226	349,666	349,219	—	1,106,112
Research and development expenses	25,671	—	—	—	25,671

Total operating expenses	432,897	349,666	349,219	—	1,131,782

OPERATING INCOME/(LOSS)	(360,584)	(436,252)	(235,689)	—	(1,032,525)

INTEREST AND OTHER (EXPENSE), NET	(122,627)	(1,755)	—	—	(124,382)
FORGIVENESS OF DEBT	90,533	154,614	—	—	245,147

INCOME/(LOSS) BEFORE INCOME TAXES	(392,678)	(283,393)	(235,689)	—	(911,760)

INCOME TAX (EXPENSE)/BENEFIT *	—	—	—	—	—

NET INCOME/(LOSS)	$(392,678)	$(283,393)	$(235,689)	$—	$(911,760)

*    Income tax (expense) benefit is pending.

Signature Special Event Services, Inc.

Case No. 09-15686

Exhibit B - Cash Receipts

July 1, 2009 through July 31, 2009

Deposit Date	Payor	Description	Amount

07/02/09	41 Degrees North LLC	Receivables Payment	$11,685.00
07/06/09	Jet Propulsion Laboratory	Receivables Payment	2,241.81
07/06/09	Morgan Keller	Receivables Payment	784.43
07/06/09	Oak Contracting	Receivables Payment	870.00
07/06/09	Williams Scotsman	Receivables Payment	588.30
07/07/09	Conti Federal	Receivables Payment	687.38
07/07/09	Upperground Enterprises, Inc.	Receivables Payment	9,500.00
07/09/09	Verrill Farms LLC	Receivables Payment	15,225.00
07/13/09	Gala Events	Receivables Payment	500.00
07/15/09	Crystal City Sports Pub & Grill	Receivables Payment	185.50
07/15/09	Rental Solutions	Receivables Payment	14,592.37
07/17/09	Five Guys Burgers & Fries	Customer Deposit	109.71
07/20/09	Classic Party Rentals	Receivables Payment	8,861.53
07/21/09	Great Performances	Receivables Payment	2,370.00
07/23/09	India International	Receivables Payment	461.10
07/27/09	Conoco Phillips	Receivables Payment	70,443.45
07/27/09	Kool Productions	Receivables Payment	416.40
07/28/09	Prom Managmeent	Receivables Payment	35,941.41
07/31/09	Event Management Group	Receivables Payment	26,730.00

	TOTAL CASH RECEIPTS		$202,193.39

Signature Special Event Services, Inc.

Case No. 09-15686

Exhibit C - Expenses

July 1, 2009 through July 31, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

07/01/09	ADP	PAYROLL TAXES	$12,766.92	(1)
07/01/09	ADP	NET PAYROLL	26,588.26	(1)
07/01/09	ADP	NET PAYROLL	652.12	(1)
07/01/09	ADP	NET PAYROLL CHECKS	1,553.65
07/01/09	FEDEX KINKO’S	COURIER SERVICES	78.97
07/01/09	FEDEX KINKO’S	COURIER SERVICES	199.07
07/01/09	JIFFY MART	FUEL	32.39
07/01/09	MARYLAND DISTRICT COURT	TRAVEL EXPENSE	641.70
07/01/09	AMERICAN EXPRESS	MERCHANT FEE	4.95
07/02/09	EXXONMOBIL	FUEL	64.00
07/02/09	FAIRFIELD INN	TRAVEL EXPENSE	293.70
07/03/09	HESS	FUEL	62.64
07/03/09	THE HOME DEPOT	JOB SUPPLIES	15.60
07/03/09	THE HOME DEPOT	JOB SUPPLIES	27.11
07/04/09	LOWES	JOB SUPPLIES	16.93
07/04/09	SUNOCO SVC STATION	FUEL	54.30
07/05/09	FAIRFIELD INN	TRAVEL EXPENSE	293.70
07/05/09	SHEETZ	FUEL	1.01
07/05/09	SHEETZ	FUEL	52.42
07/05/09	SUNOCO SVC STATION	FUEL	79.35
07/06/09	COLUMBIA AUTO SUPPLY OF ELDERSBURG	AUTO EXPENSE	14.35
07/06/09	FAIRFIELD INN	TRAVEL EXPENSE	97.90
07/06/09	SUNOCO SVC STATION	FUEL	71.89
07/06/09	THE HOME DEPOT	JOB SUPPLIES	1.22
07/06/09	THE HOME DEPOT	JOB SUPPLIES	2.28
07/06/09	THE HOME DEPOT	JOB SUPPLIES	6.65
07/06/09	THE HOME DEPOT	JOB SUPPLIES	9.81
07/06/09	TRAVEL CENTERS OF AMERICA	FUEL	499.95
07/07/09	E MVA WEB	TRAVEL EXPENSE	80.00
07/07/09	FAIRFIELD INN	TRAVEL EXPENSE	97.90
07/07/09	HESS	FUEL	56.23
07/07/09	SUNOCO SVC STATION	FUEL	39.67
07/07/09	SUNOCO SVC STATION	FUEL	99.69
07/07/09	SUNPASS	TRAVEL EXPENSE	200.00
07/07/09	AMERICAN FUNDS	401K	2,244.19
07/08/09	COMFORT INN	TRAVEL EXPENSE	92.40
07/08/09	COPY POST	OFFICE SUPPLIES	23.97
07/08/09	EXXONMOBIL	FUEL	50.00
07/08/09	EXXONMOBIL	FUEL	100.00
07/08/09	SUNOCO SVC STATION	FUEL	77.38
07/08/09	THE HOME DEPOT	JOB SUPPLIES	5.35
07/08/09	THE HOME DEPOT	JOB SUPPLIES	11.86
07/08/09	THE HOME DEPOT	JOB SUPPLIES	55.01
07/09/09	COMFORT INN	TRAVEL EXPENSE	75.54
07/09/09	DAVE THE WIZ MULLER	EQUIPMENT REPAIR/MAINTENANCE	890.40
07/09/09	GOOGLE ADWORDS	ADVERTISING	1,000.00
07/09/09	LOVE S COUNTRY	FUEL	495.52
07/09/09	INDUSTRIAL ENGINEERING & EQUIPMENT CO.	TRADE VENDOR	1,297.06	(1)(2)
07/09/09	TECTURA CORP	TRADE VENDOR	82.50	(1)
07/10/09	FAIRFIELD INN	TRAVEL EXPENSE	293.70
07/10/09	LOWES	JOB SUPPLIES	6.34
07/10/09	SUNOCO SVC STATION	FUEL	65.34
07/10/09	ADP	ADP FEES	276.53
07/11/09	FAIRFIELD INN	TRAVEL EXPENSE	97.90
07/12/09	FAIRFIELD INN	TRAVEL EXPENSE	97.90
07/13/09	SUNOCO SVC STATION	FUEL	33.00
07/13/09	KOOL FRONTIER AIR CONDITIONING	TRADE VENDOR	1,700.00
07/14/09	COPY POST	OFFICE SUPPLIES	10.80
07/14/09	FAIRFIELD INN	TRAVEL EXPENSE	136.40
07/14/09	FAIRFIELD INN	TRAVEL EXPENSE	195.80
07/14/09	HESS	FUEL	98.21
07/14/09	LOWES	JOB SUPPLIES	28.13
07/14/09	LUKOIL	FUEL	56.25

1

Signature Special Event Services, Inc.

Case No. 09-15686

Exhibit C - Expenses

July 1, 2009 through July 31, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

07/14/09	QUILL CORPORATION	OFFICE SUPPLIES	166.54
07/14/09	SUNOCO SVC STATION	FUEL	78.00
07/15/09	ADP	PAYROLL TAXES	9,449.76	(1)
07/15/09	ADP	NET PAYROLL	21,494.51	(1)
07/15/09	ADP	NET PAYROLL	652.12	(1)
07/15/09	ADP	NET PAYROLL CHECKS	934.84
07/15/09	COLUMBIA AUTO SUPPLY OF ELDERSBURG	AUTO EXPENSE	8.99
07/15/09	COPY POST	OFFICE SUPPLIES	26.00
07/15/09	MODERN EQUIPMENT	EQUIPMENT RENTAL	2,191.02
07/15/09	SUN GAS SERVICES INC	EQUIPMENT REPAIR/MAINTENANCE	500.64
07/15/09	SUNOCO SVC STATION	FUEL	58.48
07/15/09	SUNOCO SVC STATION	FUEL	61.93
07/15/09	BB&T MERCHANT SERVICES	CREDIT CARD FEE	74.48
07/15/09	1332 LONDONTOWN ROAD, LLC	UTILITY	8,386.64
07/15/09	ADVANCE BUSINESS SYSTEMS	TRADE VENDOR	95.00
07/15/09	ALLIANCE MATERIAL HANDLING INC.	TRADE VENDOR	883.67
07/15/09	BRAVE NEW MARKETS, INC.	ADVERTISING	3,698.94
07/15/09	CARROLL OCCUPATIONAL HEALTH, LLC	HUMAN RESOURCES EXPENSE	134.00
07/15/09	CHOPTANK TRANSPORT INC.	TRADE VENDOR	2,000.00
07/15/09	FIRE—X SALES & SERVICE CORP.	TRADE VENDOR	4,402.45
07/15/09	HOLLYWOOD RENTALS PRODUCTION SERVICES, LLC	TRADE VENDOR	2,836.00
07/15/09	HOLLYWOOD RENTALS PRODUCTION SERVICES, LLC	TRADE VENDOR	5,260.00
07/15/09	J.J. KELLER & ASSOCIATES, INC.	TRADE VENDOR	133.90
07/15/09	LEADING EDGE LOGISTIC, LLC	TRADE VENDOR	13,805.88
07/15/09	MAX TRANSPORT LLC	TRADE VENDOR	950.00
07/15/09	MCI	TELEPHONE SERVICE	275.67
07/15/09	PRIDE EQUIPMENT CORP.	TRADE VENDOR	1,799.92
07/15/09	SAFETY—KLEEN SYSTEMS INC	TRADE VENDOR	92.18
07/15/09	SPRINT	TELEPHONE SERVICE	1,116.03
07/15/09	VERIZON	TELEPHONE SERVICE	730.59
07/15/09	WELD WORLD INC	TRADE VENDOR	11.16
07/15/09	WYNNE SYSTEMS, INC.	TRADE VENDOR	1,800.00
07/16/09	COLUMBIA AUTO SUPPLY OF ELDERSBURG	AUTO EXPENSE	30.50
07/16/09	GREAT FALLS EQUIPMENT RENTALS	EQUIPMENT REPAIR/MAINTENANCE	28.61
07/16/09	QUILL CORPORATION	OFFICE SUPPLIES	33.04
07/16/09	UPS	CONTRACT DELIVERY	10.90
07/16/09	VEIP	TRAVEL EXPENSE	15.00
07/17/09	AMSOIL	TRADE VENDOR	1,032.24
07/17/09	SUNOCO SVC STATION	FUEL	38.00
07/17/09	YOUNG REFRIGERATION	EQUIPMENT REPAIR/MAINTENANCE	991.36
07/17/09	ADP	ADP FEES	75.00
07/17/09	STATE BOARD OF EQUALIZATION	SALES TAX PAYMENT	892.00
07/17/09	GOVERNMENT OF THE DISTRICT OF COLUMBIA	SALES TAX PAYMENT	37.38
07/17/09	FLORIDA DEPARTMENT OF REVENUE	SALES TAX PAYMENT	383.82
07/17/09	SC DEPARTMENT OF REVENUE	SALES TAX PAYMENT	392.85
07/17/09	VIRGINIA DEPT OF TAXATION	SALES TAX PAYMENT	1,651.88
07/19/09	SPARKLE XTRA FUELS	FUEL	74.00
07/20/09	AMERICAN EXPRESS	FEES	1,572.39
07/20/09	BAY AREA TIRE	AUTO EXPENSE	67.72
07/20/09	DELTA FOREMOST CHEMICAL	EQUIPMENT REPAIR/MAINTENANCE	2,035.31
07/20/09	SUNOCO SVC STATION	FUEL	50.00
07/20/09	SUNOCO SVC STATION	FUEL	58.00
07/20/09	HOULIHAN SMITH CAPITAL MARKETS	PROFESSIONAL FEES	5,000.00
07/21/09	ELDERSBURG AMOCO	FUEL	57.09
07/21/09	SUNOCO SVC STATION	FUEL	69.50
07/21/09	AMERICAN FUNDS	401K	1,353.66
07/21/09	BB&T BANK	BANK FEES	75.93
07/21/09	BB&T BANK	BANK FEES	504.20
07/22/09	AREA REFUSE SERVICE	UTILITY	561.44
07/22/09	CHIPS TOWING	TRADE VENDOR	685.00
07/22/09	LOVE S COUNTRY	FUEL	499.95
07/22/09	P & H AUTO ELECTRIC	EQUIPMENT REPAIR/MAINTENANCE	214.43
07/22/09	SUNOCO SVC STATION	FUEL	41.23

2

Signature Special Event Services, Inc.

Case No. 09-15686

Exhibit C - Expenses

July 1, 2009 through July 31, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

07/22/09	USPS POSTAL	OFFICE SUPPLIES	45.00
07/22/09	1332 LONDONTOWN ROAD, LLC	RENT	12,014.37
07/23/09	QUALITY INNS	TRAVEL EXPENSE	106.60
07/23/09	SUNOCO SVC STATION	FUEL	39.36
07/23/09	STATE OF MARYLAND	SALES TAX PAYMENT	284.01
07/23/09	BLUEGUARD SECURITY	TRADE VENDOR	5,906.64
07/24/09	PARTSTORE	EQUIPMENT REPAIR/MAINTENANCE	76.68
07/24/09	SUNOCO SVC STATION	FUEL	45.71
07/24/09	ADP	ADP FEES	602.70
07/25/09	EASTGATE TRAVEL PLAZA	FUEL	499.97
07/27/09	ELDERSBURG LAWN MOWER SALES	FUEL	60.00
07/27/09	SUNOCO SVC STATION	FUEL	24.00
07/28/09	ADP	NET PAYROLL	20,236.98 (1)
07/29/09	ADP	NET PAYROLL CHECKS	1,009.58
07/28/09	COLUMBIA AUTO SUPPLY OF ELDERSBURG	AUTO EXPENSE	28.19
07/28/09	NJ E-ZPASS	TRAVEL EXPENSE	96.50
07/28/09	SUNOCO SVC STATION	FUEL	39.50
07/28/09	THE HOME DEPOT	JOB SUPPLIES	6.27
07/28/09	THE HOME DEPOT	JOB SUPPLIES	8.42
07/29/09	ADP	PAYROLL TAXES	8,445.86 (1)
07/29/09	BB&T	CREDIT ON FRAUDULENT CHARGES	(1,535.32)
07/29/09	BB&T	CREDIT ON FRAUDULENT CHARGES	(767.66)
07/29/09	PA TURNPIKE EZPASS	TRAVEL EXPENSE	33.15
07/29/09	PA TURNPIKE EZPASS	TRAVEL EXPENSE	33.15
07/29/09	PA TURNPIKE EZPASS	TRAVEL EXPENSE	36.60
07/29/09	PA TURNPIKE EZPASS	TRAVEL EXPENSE	63.75
07/31/09	EZPASS	TRAVEL EXPENSE	45.00
07/31/09	ADP	ADP FEES	18.00

	TOTAL JULY 2009 EXPENSES	Total Expenses per Exhibit 5	204,498.59

		Less credit card charges above	(15,857.42)
		Plus payments on credit cards	6,528.51

		Disbursements per Exhibit F	195,169.68

		Less outstanding checks at 7/31/09	(1,837.38)
		Plus June checks cleared in July	12,001.15
		Less Amex charge net with deposit	(1,572.39)
		Less payments made by
		TVI Corporation (Case No. 09-15677)	(101,666.09) (1)

		Disbursements per Exhibit 6	102,094.97

(1)Paid out of bank account of TVI Corporation (Case No. 09-15677).

(2)Prepetition payment to critical vendor.

3

Signature Special Event Services, Inc.

Case No. 09-15686

Exhibit D - Money Owed

July 31, 2009

Vendor Name	Purpose	Current to 30 Days

1332 Londontown Road, LLC	Utilities	$3,150.35
Advance Business Systems	Trade	95.00
BB&T Financial, FSB	Credit Cards	15,546.99
Charleston Tennis LLC	Customer Refund	525.56
Choptank Transport Inc.	Trade	600.00
Florida Drug Screening	Trade	76.00
Harper Consulting	Trade	240.00
Hollywood Rentals Production Services, LLC	Trade	375.00
J.J. Keller & Associates, Inc.	Trade	133.90
Leading Edge Logistics, LLC	Trade	5,950.00
MCI	Utilities	77.18
Priority Worldwide Services	Trade	1,275.00
Sales Tax	Sales Tax	16,531.92
Verizon	Utilities	366.33
Weld World Inc	Trade	21.96

Total Amount Due:		$44,965.19

Signature Special Event Services, Inc.

Case No. 09-15686

Exhibit E - Accounts Receivables as of 7/31/09

Customer Name	Current	31 - 60 Days	61 - 90 Days	91 - 120 Days	121 and Over	Balance

AFFORDABLE & LUXURY TENTS	$0.00	$0.00	$0.00	$0.00	$32,679.00	$32,679.00
ANCHORED PRODUCTIONS	0.00	0.00	0.00	0.00	1,605.00	1,605.00
AZTEC RENTS & SALES INC	0.00	0.00	0.00	0.00	1,126.83	1,126.83
BALFOUR BEATTY CONSTRUCTION	0.00	34,650.00	34,650.00	18,150.00	0.00	87,450.00
BROADWAY FAMOUS PARTY	0.00	2,607.00	0.00	0.00	0.00	2,607.00
CAPITOL CATERING	0.00	0.00	0.00	0.00	35.00	35.00
COMPASS GROUP - DISASTER RELIEF	0.00	0.00	0.00	0.00	15,371.00	15,371.00
CONOCO PHILLIPS	0.00	27,761.15	42,682.30	27,761.15	16,937.34	115,141.94
CONTI FEDERAL SERVICES, INC	687.38	687.38	0.00	0.00	0.00	1,374.76
DAVID DAVIS	0.00	0.00	0.00	0.00	2,289.48	2,289.48
EDENWALD RETIREMENT COMMUNITY	1,990.00	0.00	0.00	0.00	0.00	1,990.00
ELEGANT FARE	0.00	0.00	0.00	0.00	635.48	635.48
ENGLISH CONSTRUCTION COMPANY	34,650.00	0.00	0.00	0.00	0.00	34,650.00
ERIE COUNTY MEDICAL CENTER CORP.	0.00	2,600.00	0.00	0.00	0.00	2,600.00
EUE SCREEN GEMS STUDIO	0.00	0.00	0.00	0.00	500.00	500.00
EVANS EVENT SOLUTIONS	0.00	0.00	0.00	0.00	1,471.35	1,471.35
EVENT MANAGEMENT GROUP, LLC	360.00	26,730.00	6,000.00	27,914.92	0.00	61,004.92
EVENT PARTNERS LLC	0.00	0.00	0.00	0.00	12,593.79	12,593.79
FLANAGAN’S HARP & FIDDLE	1,890.31	0.00	0.00	0.00	0.00	1,890.31
FORT BRAGG	0.00	0.00	0.00	0.00	56,621.22	56,621.22
FREDERICK ALL STAR FUSION	0.00	0.00	0.00	0.00	3,423.97	3,423.97
GALA EVENTS, INC.	0.00	0.00	0.00	0.00	11,963.67	11,963.67
HANK PARKERS RENTAL	0.00	0.00	0.00	0.00	9,660.98	9,660.98
HARGROVE INC	0.00	0.00	47,814.50	0.00	0.00	47,814.50
INDIA INTERNATIONAL LLC	0.00	0.00	0.00	0.00	305.70	305.70
INKAS EMPIRE	222.68	0.00	0.00	0.00	0.00	222.68
ISP SPORTS MARKETING/UCF	0.00	0.00	0.00	0.00	7,987.33	7,987.33
JET PROPULSION LABORATORY	2,252.07	2,241.81	0.00	0.00	0.00	4,493.88
JOE REIMER	0.00	0.00	0.00	0.00	4,227.03	4,227.03
KARL’S EVENT RENTALS	0.00	0.00	6,589.45	44,901.05	42,038.27	93,528.77
KINGS COUNTRY CLUB	9,201.25	2,433.75	0.00	0.00	0.00	11,635.00
KOOL PRODUCTIONS LLC	9,580.23	357.05	0.00	0.00	0.00	9,937.28
LANSDOWNE RESORT	441.00	0.00	0.00	0.00	0.00	441.00
MORGAN KELLER INC	784.43	784.43	0.00	0.00	0.00	1,568.86
NBC NIGHTLY NEWS	0.00	0.00	0.00	0.00	8,417.32	8,417.32
PAGEANTRY	0.00	0.00	0.00	0.00	24,421.48	24,421.48
PARTY PERFECT	0.00	0.00	0.00	0.00	14,812.60	14,812.60
PARTYLINE EVENTS	0.00	0.00	0.00	0.00	6,745.63	6,745.63
PATINA RESTAURANT GROUP, LLC	15,000.00	0.00	0.00	0.00	0.00	15,000.00
PREMIER PARTY RENTALS	0.00	0.00	0.00	0.00	11,873.25	11,873.25
PURFOOD, LLC	0.00	0.00	0.00	0.00	173,120.00	173,120.00
REESE COMMUNITY VOLUNTEER	371.00	0.00	0.00	0.00	0.00	371.00
RENTAL SOLUTIONS LLC	600.00	300.00	3,964.00	0.00	0.00	4,864.00
RIDGEWELL’S CATERERS INC.	9,355.00	86,847.81	2,075.03	0.00	0.00	98,277.84
SOUL CIRCUS INCORPORATED	6,478.96	0.00	0.00	0.00	0.00	6,478.96
STAX DINING	0.00	2,655.00	0.00	0.00	0.00	2,655.00
STRUCTURAL PRESERVATION SYSTEMS, LLC	914.90	487.45	0.00	0.00	0.00	1,402.35
SUNBELT RENTALS - LAURAL MD	0.00	0.00	0.00	0.00	600.00	600.00
SUNBELT RENTALS INC(NASHVILLE)	450.00	0.00	0.00	0.00	0.00	450.00
TENTS FOR RENT	0.00	0.00	0.00	0.00	4,359.13	4,359.13
THE INN AT BLUE RIDGE SUMMIT	0.00	0.00	0.00	0.00	2,500.00	2,500.00
TOMS FARMS LLC	0.00	0.00	0.00	0.00	2,225.00	2,225.00
VALLEY HEALTH	19,225.00	17,850.00	0.00	0.00	0.00	37,075.00
VERRILL FARMS LLC	15,225.00	0.00	0.00	0.00	0.00	15,225.00
WALT DISNEY WORLD	0.00	0.00	0.00	0.00	4,786.50	4,786.50
WASHINGTON AIR COMPRESSOR RENTAL CO.	0.00	1,640.00	0.00	0.00	0.00	1,640.00
WILLIAMS SCOTSMAN, INC.	0.00	455.80	455.80	0.00	0.00	911.60

Grand Totals	$129,679.21	$211,088.63	$144,231.08	$118,727.12	$475,333.35	$1,079,059.39

TVI Corporation, et al.

Case No. 09-15677

Exhibit F - Projections (1)

July 1, 2009 through July 31, 2009

	Projections	Actual	Variance

Cash Receipts	$2,991,930	$3,205,899	$213,970

Cash Disbursements:
Compensation and benefits	922,000	874,547	47,453
Facility costs	169,928	170,147	(219)
Other expenses	341,000	137,838	203,162
Vendor payments	860,762	433,342	427,420
Interest expense	125,000	118,754	6,246
Critical vendor payments	115,439	222,535	(107,097)
Bank fees and expenses	101,000	32,448	68,552
Chapter 11 expenses	430,000	276,967	153,033
Total disbursements	3,065,128	2,266,577	798,551
Net Cash Use (2)	$(73,198)	$939,322	$1,012,521

(1) Projections are shown on a consolidated basis related to the following jointly administered cases:

TVI Corporation (Case No. 09-15677)

 and its 100% wholly-owned subsidiaries:

Safety Tech International, Inc. (Case No. 09-15684)

Signature Special Event Services, Inc. (Case No. 09-15686)

CAPA Manufacturing Corp. (Case No. 09-15758)

TVI Corporation, et al, is required to meet specific tests as part of the DIP lending facility based on a consolidated budget compared to consolidated actual results.

As of July 31, 2009 TVI Corporation and its subsidiaries were in compliance with these tests.